Exhibit 10.27

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 30th day of April, 2013 (the “Execution Date”), by and between BMR-650 E KENDALL B LLC, a Delaware limited liability company (“Landlord”), and AVEO PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of May 9, 2012, as amended by that certain letter agreement dated as of May 15, 2012 and that certain letter agreement dated as of February 15, 2013 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord on a portion of the fourth (4th) floor and the entire fifth (5th) and sixth (6th) floors, together with certain off-floor mechanical areas of the building located at 650 East Kendall Street, Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Landlord and Tenant desire to substitute existing off-floor mechanical portions of the Premises for alternative off-floor mechanical locations;

C. WHEREAS, Landlord and Tenant, among other things, desire to establish the square footage of Rentable Area of the Phase 1 Premises, to divide the Phase 2 Premises into Phase 2A Premises and Phase 2B Premises and to modify the Rentable Area of the Building and the Lab Building and Tenant’s Pro Rata Share of the Building and the Lab Building; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Premises and Premises Exhibit. Pursuant to Section 1.1(y) of the Lease, Tenant has requested and Landlord has agreed to allow Tenant to substitute alternative, existing off-floor mechanical locations in the Building for the off-floor mechanical portions of the Premises that were initially depicted on Exhibit A attached to the Lease. Accordingly, Exhibit A attached to the Lease is hereby deleted in its entirety and replaced with the revised Premises plans attached as Amended Exhibit A hereto. For the avoidance of doubt, such substitution of mechanical portions of the Premises has not changed the overall Rentable Area of the Premises and the Premises still consists of one hundred twenty-six thousand sixty-five (126,065) square feet of Rentable Area.

3. Phase 1 Premises Exhibit. A new exhibit depicting the Phase 1 Premises is hereby added to the Lease as Exhibit B-3. A copy of Exhibit B-3 is attached hereto as New Exhibit B-3.

4. Phase 2A Premises Exhibit. A new exhibit depicting the Phase 2A Premises is hereby added to the Lease as Exhibit M. A copy of Exhibit M is attached hereto as New Exhibit M.

5. Rentable Areas and Tenant’s Pro Rata Shares. Effective January 1, 2013, Rentable Areas of the Building and the Lab Building and Tenant’s Pro Rata Share of the Building and the Lab Building are hereby modified as follows, and the chart in Section 2.2 of the Lease is hereby deleted and replaced with the following two (2) charts:

RENTABLE AREAS

Definition or Provision	Means the Following (As of the Execution Date)
Rentable Area of Phase 1 Premises	26,734
Rentable Area of Phase 2A Premises	5,028	*
Rentable Area of Phase 2B Premises	94,303	*
Rentable Area of Phase 2 Premises	99,331
Rentable Area of Premises	126,065
Rentable Area of Building	282,217 square feet
Rentable Area of Lab Building	269,260 square feet

*	Note: The measurement standard used to determine the Rentable Area for each of the Phase 2A Premises (5,028 square feet) and the Phase 2B Premises (94,303 square feet) is not the same measurement standard used by Landlord to measure the overall Rentable Area for the Phase 2 Premises (99,331 square feet).

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PRO RATA SHARES

Definition or Provision	Means the Following (As of January 1, 2013)		Tenant’s Pro Rata Share of Building	Tenant’s Pro Rata Share of Lab Building
Rentable Area of Phase 1 Premises	26,734 square feet		9.47%	9.93%
Rentable Area of Phase 2A Premises	5,028 square feet	*	1.78%	1.87%
Rentable Area of Phase 2B Premises	94,303 square feet	*	33.42%	35.02%
Rentable Area of Phase 2 Premises (includes Phase 2A Premises and Phase 2B Premises)	99,331 square feet		35.20%	36.89%
Rentable Area of Premises (includes Phase 1 Premises, Phase 2A Premises and Phase 2B Premises)	126,065 square feet		44.67%	46.82%

*	Note: The measurement standard used to determine the Rentable Area for each of the Phase 2A Premises (5,028 square feet) and the Phase 2B Premises (94,303 square feet) is not the same measurement standard used by Landlord to measure the overall Rentable Area for the Phase 2 Premises (99,331 square feet).

6. Base Rent.

(a) Section 2.3, including both the written text and chart, is hereby deleted in its entirety and replaced with the following:

“2.3 Initial monthly and annual installments of Base Rent for the Premises (“Base Rent”) as of the Phase 1 Premises Rent Commencement Date (as defined in Section 4.1 below), subject to adjustment under this Lease:

Dates	Square Feet of Rentable Area for the Premises	Base Rent per Square Foot of Rentable Area of the Premises	Monthly Base Rent	Annual Base Rent
January 1, 2013 – the date immediately preceding the Phase 2A Rent Commencement Date	26,734 square feet	$54.50 annually	$121,416.92	$1,457,003.00	*
Phase 2A Rent Commencement Date – the date immediately preceding the Phase 2B Rent Commencement Date	31,762 square feet	$54.50 annually	$144,252.42	$1,731,029.00	*
Phase 2B Rent Commencement Date – December 31, 2013	126,065 square feet	$54.50 annually	$572,545.21	$6,870,542.50	*

*	Calculated on a twelve (12) month period.

As further described in Section 4.1, below, Base Rent shall only be payable with respect to the Phase 1 Premises, until such time as the Phase 2A Premises Rent Commencement Date occurs, and then until such time as the Phase 2B Premises Rent Commencement Date occurs.”

(b) The Address for Rent Payment, as set forth in Section 2.8 of the Lease, is amended to read as follows:

If by Check:	BMR-650 E Kendall B LLC PO Box 511217 Los Angeles, CA 90051-3015

If by Wire Transfer:	Name of beneficiary: BMR-650 E Kendall B LLC Account number: 153495105154 Bank Name: US Bank Routing/Transit #: 122235821 Branch Name & Address: San Diego Main 600 W Broadway #100 San Diego, CA 92101

7. Possession and Commencement Date. Sections 4.1 and 4.3 of the Lease are hereby deleted, each in its entirety, and replaced with the following:

“4.1 Landlord has delivered to Tenant, broom clean and free of occupants, and Tenant has accepted possession of, the Premises as of the date hereof. Landlord represents and warrants to Tenant that, as of the date hereof, the heating, ventilation and air-conditioning (“HVAC”), electrical, life safety and plumbing systems of the Building are in good working condition and, to the best of Landlord’s knowledge, not in violation of Applicable Laws applicable to office and laboratory use, generally. Tenant shall undertake its Tenant Improvements and occupy the Premises for the conduct of its business in two (2) phases (with the second phase being subdivided into two (2) additional phases). The “Phase 1

Premises” shall consist of twenty-six thousand seven hundred thirty-four (26,734) square feet of Rentable Area on the sixth (6th) floor of the Building. The “Phase 2 Premises” shall consist of a total of ninety-nine thousand three hundred thirty-one (99,331) square feet of Rentable Area on the fourth (4th) floor, fifth (5th) and sixth (6th) floors, and shall be subdivided into (a) the “Phase 2A Premises” consisting of five thousand twenty-eight (5,028) square feet of Rentable Area and (b) the “Phase 2B Premises” consisting of ninety-four thousand three hundred three (94,303) square feet of Rentable Area. The Rent Commencement Date shall be determined separately for each Phase and Base Rent shall be calculated based on the ratio of square footage of the Phase 1 Premises to the entire Premises, and then the square footage of the Phase 1 Premises plus the Phase 2A Premises to the entire Premises, until such time as the “Rent Commencement Date” occurs with respect to the entire Premises (i.e., until such time as the Phase 2B Premises Rent Commencement Date occurs). The parties agree that the “Phase 1 Premises Rent Commencement Date” is January 1, 2013. The “Phase 2A Premises Rent Commencement Date” shall be the earlier of (m) the Date that is the earlier to occur of (i) Substantial Completion of the work described on Exhibit B with respect to the Phase 2A Premises (the “Phase 2A Premises Tenant Improvements”), and (ii) August 1, 2013 and (n) the date on which Tenant (or a subtenant) has occupied any portion of the Phase 2A Premises for the conduct of its business, as opposed to occupying any portion of the Phase 2A Premises for the installation of the Tenant Improvements (as defined below). The “Phase 2B Premises Rent Commencement Date” shall be the earlier of (y) the Date that is the earlier to occur of (i) Substantial Completion of the work described on Exhibit B with respect to the Phase 2B Premises (the “Phase 2B Premises Tenant Improvements” and, together with the Phase 1 Premises Tenant Improvements, and the Phase 2A Premises Tenant Improvements, the “Tenant Improvements”), and (ii) November 1, 2013 and (z) the date on which Tenant has occupied any portion of the Phase 2B Premises for the conduct of its business, as opposed to occupying any portion of the Phase 2B Premises for the installation of the Tenant Improvements. Each of the Phase 1 Premises Rent Commencement Date, the Phase 2A Premises Rent Commencement Date and the Phase 2B Premises Rent Commencement Date shall be subject to extension for Landlord Delay as further described in Section 4 of Exhibit B hereto. Each party shall execute and deliver to the other written acknowledgment of the actual Commencement Date, the actual Phase 1 Premises Rent Commencement Date, the actual Phase 2A Premises Rent Commencement Date, the actual Phase 2B Premises Rent Commencement Date and/or the Term Expiration Date within ten (10) business days after request by the other party, substantially in the form attached as Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Phase 1 Premises Rent Commencement Date, the Phase 2A Premises Rent Commencement Date, the Phase 2B Premises Rent Commencement Date, the Term Expiration Date or Landlord’s or Tenant’s liability hereunder. The term “Substantially Complete” or “Substantial Completion” means that the applicable

Phase of Tenant Improvements is substantially complete in accordance with the Approved Plans (as defined in Exhibit B hereto), except for minor punch list items, and that Tenant is able to lawfully occupy the Premises for the conduct of its business in accordance with the Permitted Use.”

“4.3 The Phase 1 Premises, the Phase 2A Premises and the Phase 2B Premises are sometimes generically referred to herein as a “Phase”.”

8. Rentable Area. Subject to the revised Rentable Areas agreed to in this Amendment, the parties hereby affirm that Section 6 of the Lease remains in effect, and that the Rentable Areas of the Lease set forth in this Amendment are deemed conclusive between the parties and are not subject to re-measurement. Landlord and Tenant expressly agree that, in connection with any future additions of space to, or subtractions of space from, the Premises, the measurement standard used in calculating the space so added or subtracted will be the same standard as that used in arriving at the Rentable Area of Premises, the Building and the Lab Building in Section 5 above; provided, however, that the parties acknowledge that the measurement standard used to determine the Rentable Area for each of the Phase 2A Premises and the Phase 2B Premises is not the same measurement standard used by Landlord to measure the overall Rentable Area for the Phase 2 Premises.

9. Rent. The second sentence of Section 7.3 of the Lease is hereby deleted in its entirety and replaced with the following: “In the event the Phase 1 Premises Rent Commencement Date, the Phase 2A Premises Rent Commencement Date or Phase 2B Premises Rent Commencement Date occurs or the Term ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of a thirty (30) day month and shall be paid at the then-current rate for such fractional month.

10. Operating Expenses. Section 9.4 of the Lease is hereby deleted in its entirety and replaced with the following:

“9.4 Tenant shall not be responsible for Operating Expenses attributable to the time period prior to the Phase 1 Premises Rent Commencement Date, with respect to the Phase 1 Premises; the Phase 2A Premises Rent Commencement Date, with respect to the Phase 2A Premises; or the Phase 2B Premises Rent Commencement Date, with respect to the Phase 2B Premises.”

11. Parking. The second sentence of Section 13.5(a) is hereby deleted and replaced with the following: “Tenant has designated 27 of the 189 unreserved parking spaces allocable to the Phase 1 Premises as being licenses as of the Phase 1 Premises Rent Commencement Date, and 6 of the 189 unreserved parking spaces allocable to the Phase 2A Premises as being licenses as of the Phase 2A Premises Rent Commencement Date (with the remainder of Tenant’s Parking Spaces being treated as allocable to the Phase 2B Premises).”

12. Work Letter.

(a) The last sentence of Section 1.2 of Exhibit B to the Lease is hereby deleted in its entirety and replaced with the following: “Subject to the provisions of Section 41.6 of the Lease, if Tenant has not substantially completed the Tenant Improvements and obtained a certificate of occupancy for the applicable portion of the Premises suitable for the Permitted Use (or Tenant is not otherwise able to lawfully occupy the applicable portion of the Premises, whether or not a certificate of occupancy has been issued) by the date that is six (6) months following the Phase 1 Premises Rent Commencement Date, with respect to the Phase 1 Premises; six (6) months following the Phase 2A Premises Rent Commencement Date, with respect to the Phase 2A Premises; and eight (8) months following the Phase 2B Premises Rent Commencement Date, with respect to Phase 2B Premises, then, as Landlord’s sole remedy hereunder, Landlord shall have the right to exercise its self-help remedy pursuant to Section 31.3 of the Lease in order to put the applicable portion of the Premises in such condition, provided that Landlord shall (a) have no obligation to expend more than the TI Allowance unless Tenant provides Landlord with the necessary funds to cover any excess costs, (b) be entitled to a construction management fee of 3% of the cost of such work (to be deducted from the TI Allowance) and (c) have the right to modify the Tenant Improvements as Landlord reasonably deems necessary to complete the same according to the Approved TI Plans and the available TI Allowance without any additional costs incurred by Landlord or any obligation to Tenant to make such modified design work for Tenant’s particular use of the Premises.”

(b) The first part of the second paragraph of Section 4 of Exhibit B to the Lease is hereby deleted in its entirety and replaced with the following: “If Tenant shall be actually delayed in completing the Tenant Improvements for the Phase 1 Premises, the Phase 2A Premises or the Phase 2B Premises solely as a result of the occurrence of any of the following (a “Landlord Delay”):”

(c) The last sentence of Section 7.2 of Exhibit B to the Lease is hereby deleted in its entirety and replaced with the following: “The Approved TI Budget may be prepared and approved on a phased basis for the Phase 1 Premises, the Phase 2A Premises and the Phase 2B Premises.”

(d) The second to last sentence of Section 7.3 of Exhibit B to the Lease is hereby deleted in its entirety and replaced with the following: “The TI Allowance shall be allocated as reasonably determined by Landlord between the Phase 1 Premises, the Phase 2A Premises and the Phase 2B Premises based on their respective Rentable Areas.”

13. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than Richards Barry Joyce & Partners LLC (“Broker”), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is not entitled to a leasing commission in connection with the making of this Amendment.

14. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder. Landlord represents, warrants and covenants that, to the best of Landlord’s knowledge. Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

15. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Amended Lease should be sent to:

AVEO Pharmaceuticals, Inc.

650 East Kendall Street

Cambridge, MA 02142

Attn: Director, Facilities & Operations

With copy to:

AVEO Pharmaceuticals, Inc.

650 East Kendall Street

Cambridge, MA 02142

Attn: General Counsel

And with a copy to:

Langer & McLaughlin, LLP

855 Boylston Street

Boston, MA 02113

16. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

17. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

18. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD: BMR-650 E KENDALL B LLC, a Delaware limited liability company

By:	/s/ William Kane
Name: William Kane
Title: Vice President, Leasing & Development

TENANT: AVEO PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ David Johnston
Name: David Johnston
Title: Chief Financial Officer

AMENDED EXHIBIT A

PREMISES

See attached fifteen (15) pages.

A-1

NEW EXHIBIT B-3

PHASE 1 PREMISES

See attached fifteen (15) pages.

B-3-1

Aveo 1

lab
Life. Science. Architecture, Inc.
www.labarchitectgroup.com

650 East Kendall- Updated BOMA
LEVEL 1 PREMISE PLAN

1" = 30'-0"

BioMed Realty Trust, Inc.

A201
Sheet Number

April 23, 2013

NEW EXHIBIT M

PHASE 2A PREMISES

See attached two (2) pages.

M-1

CPT-1
large conference
shared entry
AVEO
view at wall
reception
medium conference
open office area
kitchenette
private office
small conference
5/8" GWB ENCLOSURE AT CROSS BRACE, VINYL BASE TYP
BUTT JOINT INTERIOR GLAZING SYSTEM WITH ALUM. RAIL
MECOO SHADE SYSTEM OR S/M IN ALL PERIMETER WINDOWS. ALLOW FOR A SHADE POCKET TO BE CONSTRUCTED OF 5/8" GWB ON 2 1/2" METAL FRAME
FURNITURE BY TENANT
BUTT JOINT INTERIOR GLAZING SYSTEM WITH ALUM. RAIL
BUTT JOINT INTERIOR GLAZING SYSTEM WITH ALUM. RAIL TO MATCH EXISTING
OPEN COAT CLOSET
5/8" GWB ON 2 1/2" COLD FORMED STEEL STUDS TIGHT TO COLUMN
PAINTED 5/8" GWB ON 3 5/8" METAL STUDS INSULATED PARTITION TO UNDERSIDE OF STRUCTURE
CONTINUOUS WALL STORAGE/SHELVING UNIT
SOLID SURFACE COUNTER TOP SS-1
P-LAM ON 3/4" CORE - DOOR PANEL AT UNDERSIDE CABINET. PL-1 ON ALL EXPOSED SURFACES. PL-2 ON INSIDE SURFACES
CONTINUOUS WALL STORAGE/SHELVING UNIT
MECOO SHADE SYSTEM OR S/M IN ALL PERIMETER WINDOWS
SILL PAINTED ALUMINUM
FEB 27TH, 2013
(REV. FEB 28TH, 2013)
0 1 3 6
NORTH

ABBREVIATIONS:

CPT-1 CARPET TILE - MILLIKEN - SOUTHERN ANALOG, PINHOLE COLOR PH417

PL-1 PLASTIC LAMINATE COUNTERTOP - WILSONART LAMINATE - #4042-38 CRISP LINEN

PL-2 PLASTIC LAMINATE VERTICAL SURFACE - WILSONART LAMINATE - #D84-60 DESIGNER WHITE

GENERAL NOTES

5/8" GWB CEILINGS ON LIGHT GAUGE METAL FRAMING ON ALL CONFERENCE ROOMS KITCHENETTE AND RECEPTION AREA. SUSPENDED ACT CEILINGS IN OPEN OFFICE AREA.

LIGHTING TO MATCH 6TH FLOOR EARLY OFFICES. 2X2 DROP IN IN OPEN AREA. PENDANT LIGHT IN CONFERENCE ROOMS AND OFFICES.

INCLUDE SEVEN (7) FLOOR CORES FOR FURNITURE POWER

EXISTING STRUCTURAL BRACE IN WALL
4'-0" WIDE GLAZED WINDOW INTO CONFERENCE ROOM TO MATCH HEIGHT OF CONFERENCE ROOM DOOR

view at wall

TENANT SPACE

SHARED ENTRY	185 SF
PRIVATE OFFICE	110 SF
OPEN OFFICE AREA	2,160 SF
LARGE CONFERENCE	740 SF
MEDIUM CONFERENCE	320 SF
SMALL CONFERENCE	200 SF
TOTAL	3,715 SF

SCHEME A

AVEO ONCOLOGY

PERKINS WILL